UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

Real Estate Contacts, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-174905	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Windsor Ridge #36, New Castle, PA	16105
(address of principal executive offices)	(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On April 20, 2012, the Company dismissed our independent registered auditor, Webb and Company, P.A. of Boynton Beach, Florida (“WEBB”).
b.
WEBB's report on the financial statements for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2011 and 2010 and including its review of financial statements of the quarterly periods through December 31, 2011 and the interim period through April 20, 2012, there have been no disagreements with WEBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WEBB  would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized WEBB to respond fully to the inquiries of the successor accountant
e.	During the most recent review periods, subsequent to December 31, 2011 (through April 20, 2012), there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.
f.	We requested that WEBB furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2) New Independent Accountants:

a.	We engaged Drake & Klein CPAs of Clearwater, Florida, as our new independent registered auditor on April 23, 2012.
b.
Prior to April 23, 2012, we did not consult with  Mr. Klein regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Klein, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. Financial Statements and Exhibits.

     (a) Financial statements of business acquired:

          None

     (d)  Exhibits

NUMBER	EXHIBIT
16.1	Letter from Webb & Company, P.A. regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE CONTACTS, INC.

Dated: April 23, 2012	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer